EXHIBIT 99.3

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                                                    COLLATERAL CUTS FOR 2003-NC5

FICO SCORE              Note:  Cells in red font are calculations
----------

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FICO                    TOTAL BALANCE                        ADJUSTED BALANCE[1]                WA COMBINED LTV       WA DTI
                               AMOUNT         %[2]     LTV               AMOUNT         %[2]
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FICO NA                             0           0%  > 65.0                    0           0%
0 - 499.99                          0           0%  > 65.0                    0           0%
500 - 549.99              220,206,347          22%  > 70.0          164,544,636          16%              75.80        40.40
550 - 574.99              136,736,845          14%  > 70.0          107,497,532          11%              78.04        39.82
575 - 599.99              142,673,132          14%  > 70.0          114,050,722          11%              79.44        40.36
600 - 619.99              115,414,326          11%  > 70.0           97,524,592          10%              80.57        39.73
620 - 649.99              172,971,542          17%  > 80.0           90,698,501           9%              80.92        40.07
650 - 679.99              115,291,194          11%  > 80.0           60,559,481           6%              81.48        40.19
680 - 699.99               42,580,939           4%  > 85.0           20,589,700           2%              83.42        39.03
700 - 749.99               46,960,539           5%  > 85.0           16,466,238           2%              82.45        39.60
750 - 799.99               11,810,534           1%  > 85.0            4,817,663           0%              82.61        37.53
800 +                         364,414           0%  > 85.0              128,948           0%              67.79        31.39
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TOTAL:                  1,005,009,812         100%                  676,878,012          67%              79.41        40.03
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FICO                    WA FICO     % SFD/ PUD     % OWNER OCC.   % FULL DOC      % CASHOUT REFI

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FICO NA
0 - 499.99
500 - 549.99                526           91.7            96.9          67.3                72.0
550 - 574.99                562           90.0            97.0          63.7                71.8
575 - 599.99                587           84.9            94.4          61.0                67.1
600 - 619.99                610           84.5            95.4          60.9                61.2
620 - 649.99                634           83.1            93.3          50.8                61.5
650 - 679.99                663           81.7            91.2          44.6                55.6
680 - 699.99                690           78.3            87.4          44.8                55.1
700 - 749.99                718           76.6            90.1          44.8                53.2
750 - 799.99                767           74.2            86.4          33.3                37.6
800 +                       812          100.0            77.8          77.8                64.6
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TOTAL:                      602           85.6            94.2          57.3                64.3
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FICO:  AVERAGE   607    MIN:  500      MAX:  804



DEBT TO INCOME (DTI) RATIO
--------------------------

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DTI                     TOTAL BALANCE                        ADJUSTED BALANCE[1]                WA COMBINED LTV       WA DTI
                               AMOUNT         %[2]   FICO                AMOUNT         %[2]
------------------------------------------------------------------------------------------------------------------------------------
<= 20                      31,062,783           3%  < 550             5,658,015           1%              75.25        15.04
20.001 - 25.00             44,874,196           4%  < 550             9,483,749           1%              75.59        22.97
25.001 - 30.00             71,409,671           7%  < 575            25,121,664           2%              79.04        27.67
30.001 - 35.00            113,905,756          11%  < 575            45,104,428           4%              79.07        32.64
35.001 - 40.00            160,260,233          16%  < 600            72,460,625           7%              79.95        37.61
40.001 - 45.00            243,520,653          24%  < 625           144,264,052          14%              81.39        42.69
45.001 - 50.00            277,167,851          28%  < 650           224,229,754          22%              79.93        47.94
50.001 - 55.00             56,866,474           6%  < 675            54,014,427           5%              74.69        52.57
55+                         5,942,195           1%  < 700             5,942,195           1%              67.33        56.89
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TOTAL:                  1,005,009,812         100%                  586,278,909          58%              79.41        40.03
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DTI                     WA FICO     % SFD/ PUD     % OWNER OCC.   % FULL DOC      % CASHOUT REFI

------------------------------------------------------------------------------------------------------------------------------------
<= 20                       604           85.4            80.3          37.2                68.7
20.001 - 25.00              604           88.3            90.4          50.2                63.8
25.001 - 30.00              602           81.3            93.1          54.4                64.7
30.001 - 35.00              598           88.5            95.5          55.6                68.4
35.001 - 40.00              609           85.7            94.3          52.7                63.9
40.001 - 45.00              608           85.3            96.4          53.1                62.3
45.001 - 50.00              600           84.7            93.9          63.5                61.3
50.001 - 55.00              585           87.4            96.9          79.4                77.0
55+                         573           93.5            86.3          86.3                77.2
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TOTAL:                      602           85.6            94.2          57.3                64.3
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DTI:  AVERAGE  40.03    MIN:  0.83     MAX:  59.65



LOAN TO VALUE (LTV) RATIO
-------------------------

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LTV                     TOTAL BALANCE                        ADJUSTED BALANCE[1]                WA COMBINED LTV       WA DTI
                               AMOUNT         %[2]   DTI                 AMOUNT         %[2]
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< 60.00                    67,759,221           7%  > 50              8,715,711           1%              50.70        38.59
60.01 - 70.00             117,376,515          12%  > 50             16,103,330           2%              66.44        39.45
70.01 - 80.00             357,237,880          36%  > 50             19,555,895           2%              77.91        40.10
80.01 - 85.00             206,766,443          21%  > 50             10,121,326           1%              84.57        40.42
85.01 - 90.00             204,410,740          20%  > 50              8,312,407           1%              89.70        40.39
90.01 - 95.00              41,950,548           4%  > 50                      0           0%              94.74        39.09
95.01 - 100.00              9,508,466           1%  > 50                      0           0%              99.93        42.64
100+                                0           0%  > 50                      0           0%
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TOTAL:                  1,005,009,812         100%                   62,808,669           6%              79.41        40.03
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LTV                     WA FICO     % SFD/ PUD     % OWNER OCC.   % FULL DOC      % CASHOUT REFI

------------------------------------------------------------------------------------------------------------------------------------
< 60.00                     593           86.1             90.0         56.4                82.5
60.01 - 70.00               582           84.2             92.1         55.5                78.5
70.01 - 80.00               597           83.8             92.1         55.9                64.8
80.01 - 85.00               589           85.4             94.8         61.2                62.8
85.01 - 90.00               628           88.3             98.6         51.1                56.4
90.01 - 95.00               654           91.1             99.7         81.0                47.7
95.01 - 100.00              649           86.1            100.0         82.2                20.8
100+
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TOTAL:                      602           85.6             94.2         57.3                64.3
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LTV:  AVERAGE  79.41    MIN:  9.23     MAX:  100.00

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
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All other cuts except the adjusted balance are only for the main bucket
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[2] Percent of the Aggregate Principal Balance - calculated automatically.
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PRINCIPAL BALANCE
-----------------

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SCHEDULED PRINCIPAL     TOTAL BALANCE                   WA FICO       WA COMBINED LTV       WA DTI         % SFD/ PUD
BALANCE                        AMOUNT         %[2]
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K                   16,862,737           2%          597                 78.21        37.23               88.3
$51 - $200K               479,643,764          48%          593                 78.37        39.05               86.2
$200.1 - $250K            142,873,698          14%          599                 79.79        41.06               82.0
$250.1 - $300K            110,951,617          11%          610                 80.08        41.19               82.8
$300.1 - $400K            148,967,556          15%          616                 81.70        40.95               84.5
$400.1 - $500K             86,701,286           9%          614                 80.57        41.69               93.6
$500.1 - $600K             15,649,889           2%          638                 77.56        39.00               83.3
$600.1 - $700K              2,611,769           0%          717                 74.46        35.27               75.1
$700.1 - $800K                747,495           0%          698                 75.00        25.70              100.0
$800.1 - $900K                      0           0%
$900.1 - $1000K                     0           0%
>$1000K                             0           0%
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TOTAL:                  1,005,009,812         100%          602                 79.41        40.03               85.6

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SCHEDULED PRINCIPAL     % OWNER OCC     % CASHOUT REFI         % FULL DOC
BALANCE
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0 - $50K                       88.0               53.9               83.9
$51 - $200K                    92.4               64.7               65.9
$200.1 - $250K                 96.1               67.9               54.7
$250.1 - $300K                 97.3               67.3               48.9
$300.1 - $400K                 94.7               60.8               44.4
$400.1 - $500K                 97.4               59.7               44.4
$500.1 - $600K                 96.6               75.8               41.6
$600.1 - $700K                100.0               24.9               50.2
$700.1 - $800K                100.0              100.0              100.0
$800.1 - $900K
$900.1 - $1000K
>$1000K
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TOTAL:                         94.2               64.3               57.3
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PRINCIPAL BALANCE:  AVERAGE  162,807        MIN:  12,956        MAX:  747,495



DOCUMENTATION TYPE
------------------

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DOC TYPE     TOTAL BALANCE               WA FICO    WA COMBINED LTV       WA DTI     % SFD/ PUD    % OWNER OCC   % CASHOUT REFI
                    AMOUNT     %[2]
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Full Doc       576,144,434      57%          594              79.68        41.04           86.3           95.0             64.4
Stated Doc     363,583,094      36%          614              78.65        38.95           83.9           94.0             63.1
Limited Doc     65,282,285       6%          610              81.31        37.09           88.0           88.9             70.2
NINA                     0       0%
Other                    0       0%
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TOTAL:       1,005,009,812     100%          602              79.41        40.03           85.6           94.2             64.3
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PROPERTY TYPE
-------------

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PROPERTY       TOTAL BALANCE               WA FICO    WA COMBINED LTV       WA DTI    % OWNER OCC   % CASHOUT REFI      % FULL DOC
TYPE                  AMOUNT     %[2]
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Single Family    766,035,813      76%          599              79.31        39.98           95.9             65.7             58.0
PUD               93,953,536       9%          604              81.63        40.53           96.5             55.8             56.8
Townhouse                  0       0%
2-4 Family        87,028,658       9%          626              77.84        39.77           78.5             65.8             51.5
Condo             51,036,478       5%          617              80.21        40.51           91.9             58.2             56.6
Manufactured       6,955,327       1%          590              74.77        38.46           96.3             58.6             71.4
Other                      0       0%
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TOTAL:         1,005,009,812     100%          602              79.41        40.03           94.2             64.3             57.3
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PRIMARY MORTGAGE INSURANCE
--------------------------

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MORTGAGE INSURANCE   TOTAL BALANCE        WA FICO  WA COMBINED LTV  WA DTI  % OWNER OCC  % CASHOUT REFI  % FULL DOC  IS MI DOWN
                            AMOUNT  %[2]                                                                             TO 60 LTV
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Loans >80 LTV w/MI                   0%
Loans >80 LTV w/o MI                 0%
Other                                0%
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TOTAL:                           0   0%
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LOAN PURPOSE
------------

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LOAN                    TOTAL BALANCE                   WA FICO    WA COMBINED LTV       WA DTI     % SFD/ PUD    % OWNER OCC
PURPOSE                        AMOUNT         %[2]
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Debt Consolidation                  0           0%
Refinance - Cashout       646,675,936          64%          596              77.86        39.96           85.9           94.4
Purchase                  183,616,009          18%          632              84.93        39.73           82.9           93.1
Refinance - Rate Term     174,717,867          17%          595              79.38        40.60           87.0           94.8
Other                               0           0%
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TOTAL:                  1,005,009,812         100%          602              79.41        40.03           85.6           94.2
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FIXED VS. FLOATING COLLATERAL
-----------------------------

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COLLATERAL TYPE         TOTAL BALANCE                   WA FICO     WA COMBINED LTV       WA DTI     % SFD/ PUD    % OWNER OCC
                               AMOUNT         %[2]
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Fixed                     266,670,253          27%          609               76.51        39.72           84.5           92.9
Floating                   12,439,185           1%          716               81.24        40.71           73.3          100.0
A2/6                      691,831,421          69%          597               80.54        40.20           86.2           94.8
A3/6                       34,068,953           3%          622               78.58        38.80           85.3           90.7
Other                            0.00           0%
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TOTAL:                  1,005,009,812         100%          602               79.41        40.03           85.6           94.2
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COLLATERAL TYPE         % CASHOUT REFI              INDEX      MARGIN

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Fixed                           70.2                              0.0
Floating                        54.1        1 Month Libor         3.5
A2/6                            62.0        6 Month Libor         6.3
A3/6                            70.4        6 Month Libor         6.3
Other
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TOTAL:                          64.3                              6.3
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LIEN STATUS
-----------

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LIEN         TOTAL BALANCE               WA FICO    WA COMBINED LTV       WA DTI     % SFD/ PUD    % OWNER OCC   % CASHOUT REFI
STATUS              AMOUNT     %[2]
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First Lien     994,839,097      99%          602              79.21        40.00           85.6            94.2            64.8
Second Lien     10,170,716       1%          648              99.30        42.55           87.0           100.0            22.0
Third Lien               0       0%
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TOTAL:       1,005,009,812     100%          602              79.41        40.03           85.6            94.2            64.3
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OCCUPANCY STATUS
----------------

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OCCUPANCY           TOTAL BALANCE               WA FICO    WA COMBINED LTV   WA DTI   % SFD/ PUD    % OWNER OCC   % CASHOUT REFI
STATUS                     AMOUNT     %[2]
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Primary Residence     947,180,646      94%          601              79.71    40.21         87.1           100.0            64.5
Second Home             2,435,884       0%          617              72.54    37.11         73.9             0.0            35.5
Investment             55,393,282       6%          630              74.68    36.99         59.5             0.0            63.4
Non-owner                       0       0%
Other                           0       0%
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TOTAL:              1,005,009,812     100%          602              79.41    40.03         85.6            94.2            64.3
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PREPAYMENT PENALTY
------------------

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PREPAYMENT CHARGES    TOTAL BALANCE          # OF LOANS   WA FICO  WA COMBINED LTV   WA DTI  % SFD/ PUD  % OWNER OCC % CASHOUT REFI
TERM AT ORIGINATION          AMOUNT   %[2]
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0 Months                175,976,465    18%        1,152       609            78.72    39.84        80.2         95.7           68.0
6 Months                          0     0%
12 Months                91,379,051     9%          445       617            78.25    39.66        80.0         93.8           64.9
24 Months               556,018,579    55%        3,291       596            80.73    40.18        87.4         94.4           61.3
36 Months               181,635,718    18%        1,285       609            76.66    39.95        87.9         92.6           69.9
48 Months                         0     0%
60 Months                         0     0%
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TOTAL:                1,005,009,812   100%        6,173       602            79.41    40.03        85.6         94.2           64.3
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SECTION 32 LOANS
----------------

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                      TOTAL BALANCE          WA FICO  WA COMBINED LTV   WA DTI  % SFD/ PUD  % OWNER OCC % CASHOUT REFI
                             AMOUNT   %[2]
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Section 32 Loans                  0     0%         0                0        0           0            0              0
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TOTAL:                            -                0             0.00     0.00         0.0          0.0           0.0
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GA % AND TOP 5 STATES
---------------------

-------------------------------------
STATE                            %[2]
-------------------------------------
GEORGIA*                         0.00
California                      39.13
Florida                          6.35
New York                         5.65
Illinois                         5.31
Michigan                         3.79



TOP 5 ORIGINATORS
-----------------

-------------------------------------
ORIGINATOR                       %[2]
-------------------------------------
New Century                       100



SERVICERS
---------

-------------------------------------
SERVICER                         %[2]
-------------------------------------
Provident                         100



STRESS ANALYSIS
---------------

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

--------------------------------------------------------------------------------
           BREAKEVEN CDR                              CUMULATIVE LOSSES
--------------------------------------------------------------------------------
       25 CPR       40 CPR       60 CPR       25 CPR       40 CPR       60 CPR
--------------------------------------------------------------------------------
 AA
 A
BBB
BBB-

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

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            MULTIPLE OF DEFAULT RAMP                  CUMULATIVE LOSSES
--------------------------------------------------------------------------------
       25 CPR       40 CPR       60 CPR       25 CPR       40 CPR       60 CPR
--------------------------------------------------------------------------------
 AA
 A
BBB
BBB-